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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 18, 1997
(Date of earliest event reported)


                      Commercial Mortgage Acceptance Corp.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                    333-13725                     43-1681393
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  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





              210 West 10th Street, Kansas City, Missouri 64105
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (816) 435-5000



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ITEM 5.       OTHER EVENTS.

                  Attached as exhibits to this Current Report are certain computational materials (the "Computational Materials") distributed by the underwriter in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 1997-ML1.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-13725) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Prospectus and the Registration Statement.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Item 601(a) of Regulation
            S-K Exhibit No.       Description
      -------------------------   -----------

                  99.1            Computational Materials



                                      2
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                                        Pursuant to the requirements of the
                                        Securities Exchange Act of 1934, the
                                        Registrant has duly caused this report
                                        to be signed on behalf of the
                                        Registrant by the undersigned thereunto
                                        duly authorized.

                                        COMMERCIAL MORTGAGE ACCEPTANCE CORP.


                                        By: /s/ Leon E. Bergman
                                               ------------------------------
                                          Name: Leon E. Bergman
                                          Title: Executive Vice President

Date:  December 18, 1997


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                             EXHIBIT INDEX

      Item 601(a) of Regulation
            S-K Exhibit No.       Description                         Page
      -------------------------   -----------                         ----

                  99.1            Computational Materials               5